UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2014

ComHear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-188611	46-1186821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8677 Villa La Jolla Drive, Suite 353

La Jolla, California 92037

(Address of principal executive offices, including zip code)

(212) 490-6501

(Registrant’s telephone number, including area code)

37 W. 28th St., 3rd Floor

New York, New York 10001

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 24, 2014 by ComHear, Inc. (“ComHear” or the “Company”), on January 17, 2014, the Company completed its acquisition of Taida Company, LLC, a Delaware limited liability company (“Taida”), pursuant to a Unit Exchange Agreement dated December 5, 2013, as amended on December 6, 2013, by and among the Company, Taida and the members of Taida (the “Unit Exchange Agreement”). At the closing of the acquisition and pursuant to the terms of the Unit Exchange Agreement, each of the members of Taida transferred to the Company all of their respective issued and outstanding membership interests of Taida in exchange for the Company’s issuance of 7,578,651 shares of its common stock (the “Exchange”).

The foregoing description of the Unit Exchange Agreement is qualified in its entirety by reference to the full text of the Unit Exchange Agreement, which was filed with ComHear’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

This Amendment No. 1 to the Current Report on Form 8-K filed on January 24, 2014 is being filed to include the consolidated financial statements of Taida, as required by Item 9.01(a) of Form 8-K, and pro forma financial information, as required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired

The following audited financial statements and related independent registered public accounting firm’s report are filed herewith as Exhibit 99.1:

•	Audited balance sheets of Taida Company, LLC as of December 31, 2013 and 2012; and

•	Audited statements of operations, members’ deficit and cash flows of Taida Company, LLC for each of the two years in the period ended December 31, 2013.

(b)	Pro forma financial information

The following pro forma financial information and related notes are filed herewith as Exhibit 99.2:

•	Unaudited pro forma combined balance sheet as of December 31, 2013; and

•	Unaudited pro forma combined statement of operations for the twelve months ended December 31, 2013.

The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of what the actual results of operations would have been had the transactions taken place on the assumed dates; nor is it indicative of the future consolidated results of operations or financial position of the combined companies.

(d)	Exhibits

99.1	Audited financial statements of Taida Company, LLC as of and for the years ended December 31, 2013 and 2012 and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial information of ComHear, Inc. and Taida Company, LLC for the year ended December 31, 2013 and the notes related thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMHEAR, INC.

Date: August 20, 2014	By:	/s/ Mike Silva
Mike Silva Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Audited financial statements of Taida Company, LLC as of and for the years ended December 31, 2013 and 2012 and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial information of ComHear, Inc. and Taida Company, LLC for the year ended December 31, 2013 and the notes related thereto.

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